Exhibit 99.2

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re: IMPERIAL CAPITAL BANCORP, INC., a Delaware corporation Debtor(s).	CHAPTER 11 (BUSINESS) CASE NO. 3:09-bk-19431 OPERATING REPORT NO. 2 FOR THE MONTH ENDING: January 2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT**)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$3,100.00
3.	BEGINNING BALANCE:	$5,697,656.55

4.	RECEIPTS DURING CURRENT PERIOD:
	ACCOUNTS RECEIVABLE - PRE-FILING	$0.00
	ACCOUNTS RECEIVABLE - POST-FILING	$0.00
	GENERAL SALES	$0.00
	OTHER (SPECIFY) Closing of accounts/Dividends	$52,967.09
	OTHER** (SPECIFY) Refunds	$12,730.80

TOTAL RECEIPTS THIS PERIOD:	$65,697.89

5.	BALANCE:	$5,763,354.44

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TRANSFERS TO OTHER DIP ACCOUNTS	$0.00
	DISBURSEMENTS	$14,258.84

TOTAL DISBURSEMENTS THIS PERIOD***:	$14,258.84

7.	ENDING BALANCE:	$5,749,095.60

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, CA 94520-2445

*	All receipts must be deposited into the general account.
**Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
January 6, 2010	1002	Freedom Voice	New phone system and installation of system	$2,311.94
January 8, 2010	Bank Debit	Inter-company transfer	Funding payroll account	$400.00
January 8, 2010	1001	Fleet Parking	Parking Services	$550.00
January 11, 2010	1003	Public Storage	Storage Services	$286.62
January 13, 2010	Bank Debit	Inter-company transfer	Funding payroll account	$4,625.40
January 15, 2010	Bank Debit	Bank of America	Account Analysis Fee	$1,567.92
January 28, 2010	1009	Inter-company transfer	Funding payroll account	$4,516.96
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
TOTAL DISBURSEMENTS THIS PERIOD                                                      $ 14,258.84
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 1/31/2010	$5,749,095.60

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount
1010	1/29 -- UST Fees	$325.00

Total outstanding checks	<325.00>
Bank statement adjustments**
Adjusted bank balance	$5,748,770.60

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.
**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$3,100.00
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$0.00
3.	BEGINNING BALANCE	$3,100.00
4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$9,542.36
5.	BALANCE	$12,642.36
6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT
1/8/10	Payroll fee	NPS Payroll Services	$57.00
1/8/10	Transfer to payroll Services for 12/19 to 12/31 payroll	NPS Payroll Services	$1,073.44
1/11/10	Transfer to payroll for 12/19 to 12/31 payroll	NPS Payroll Services	$1,934.87
1/12/10	Transfer to payroll for 12/19 to 12/31 payroll	NPS Payroll Services	$419.11
1/14/10	Payroll fee	NPS Payroll Services	$58.00
1/14/10	Transfer to payroll for 1/1 to 1/15 payroll	NPS Payroll Services	$1,561.20
1/14/10	Transfer to payroll for 1/1 to 1/15 payroll	NPS Payroll Services	$3,006.20
1/28/10	Payroll fee	NPS Payroll Services	$58.00
1/28/10	Transfer to payroll for 1/16 to 1/31 payroll	NPS Payroll Services	$1,412.20
1/28/10	Transfer to payroll for 1/16 to 1/31 payroll	NPS Payroll Services	$3,046.76

TOTAL DISBURSEMENTS THIS PERIOD:	$12,626.78

7.	ENDING BALANCE:	$15.58
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, California 94500-2455

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 1/31/2010	$15.58

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>
Bank statement adjustments**
Adjusted bank balance	$15.58

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.
**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00
3.	BEGINNING BALANCE	$0.00
4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$0.00
5.	BALANCE	$0.00
6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00
8.	TAX ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant St, Bldg A, 10th Floor Concord, CA 94520-2445_______________________________________

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD:

GENERAL ACCOUNT		$5,749,095.60
PAYROLL ACCOUNT		$15.58
TAX ACCOUNT		$0.00
OTHER ACCOUNTS*: ____________	$
OTHER MONIES*:_______________	$
PETTY CASH**	$
TOTAL CASH AVAILABLE		$5,749,111.18
NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

*Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.), and the depository name, location, and account number.

**Attach exhibit itemizing all petty cash transactions.

TAX ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated:_____________________	$0.00
Plus deposits in transit (a):

Deposit Date	Deposit Amount

$

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>
Bank statement adjustments**
Adjusted bank balance	$0.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.
**Please attach a detailed explanation of any bank statement adjustment.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,

AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE

None

TOTAL DUE

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	$0
TOTAL WAGES PAID	$12,626.78

	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING	$0.00	$0.00
STATE WITHHOLDING	$0.00	$0.00
FICA - EMPLOYER'S SHARE	$0.00	$0.00
FICA - EMPLOYEE'S SHARE	$0.00	$0.00
FEDERAL UNEMPLOYMENT	$0.00	$0.00
STATE WITHHOLDING	$0.00	$0.00
SALES AND USE	$0.00	$0.00
REAL PROPERTY	$0.00	$0.00
OTHER: (SPECIFY)	$0.00	$0.00
TOTAL:	$0.00	$0.00

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

	ACCOUNTS PAYABLE* (POST-PETITION ONLY)	ACCOUNTSRECEIVABLE Pre-PetitionPost-Petition
30 days or less	None	None	None
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days
TOTALS:

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	See attached	schedule
Worker Compensation
Casualty
Vehicle

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
12/31/10	$3,100.00	$325.00	1/29/10	$325.00	0.00

*Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals ' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII.                  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation*	Gross Compensation Paid During the Month
None

* Please indicate how compensation was identified in the order (e.g., $1,000/wk, $2,500/mo)

VIII.                  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Payment	Description	Amount Paid During the Month
None

On December 18, 2009, the Federal Deposit Insurance Corporation ("FDIC") seized the Debtor's subsidiary, Imperial Capital Bank.  Due to that seizure, the Debtor currently does not have full access to the books of account and records or financial information that had been located on its computer hard discs.  In lieu of providing the Profit and Loss Statement and Balance Sheet on an accrual basis, the Debtor has provided these reports on a cash basis.  The Debtor will file those statements on an accrual basis when it obtains complete access to its books and records, which should be before the end of February 2010.

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	(0.00)	(0.00)
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost Purchases	0.00	0.00
Less: Ending Inventory at cost	(0.00)	(0.00)
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit
Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	8,406.94	8,406.94
Payroll Taxes	4,046.84	4,046.84
Other Taxes (Itemize)	0.00	0.00
Depreciation and Amortization	0.00	0.00
Lease Expense - Personal Property	0.00	0.00
Insurance	0.00	0.00
Telephone and Utilities	2,311.94	2,311.94
Repairs and Maintenance	0.00	0.00
Travel and Entertainment (Itemize)	0.00	0.00
Miscellaneous Operating Expenses (Itemize) Parking Services Storage Account Analysis Fee US Trustee Fees Payroll Fees	550.00 268.62 1,567.92 325.00 173.00	550.00 268.62 1,567.92 325.00 173.00
Total Operating Expenses	17,650.26	17,650.26

Net Gain/(Loss) from Operations

Non-Operating Income:
Income from Closure of Accounts	51,634.99	51,634.99
Refunds from Assets	12,730.80	12,730.80
Prudential Stock Dividends	1,332.10	1,332.10
Other (Itemize) Mark to Market on CSV of Life Insurance Policies	244,949.93	244,949.93
Distribution from ITLA Loan Securitization	27,462.92	27,462.92
Total Non-Operating income	338,110.74	338,110.74

Non-Operating Expenses:
Interest Expense	0.00	0.00
Legal and Professional (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating Expenses	0.00	0.00
NET INCOME/(LOSS)	320,460.48	320,460.48
(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	5,749,111.18
Other (Itemize) Security Deposit Held by Landlord	24,530.95
Total Current Assets	5,773,642.13

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)
Interests in Insurance Policies
Liquidated Debts owed to Debtor
Contingent Debts owed to Debtor
Automobiles
Office Furnishings
Art
Interest in Rabbi Trust Agreement
Prudential Financial Shares
Residual Interest in Securities
Improperly Withheld Cash in former ICB account (City Nat'l)
	5,175,782.34 11,437,799.91 15,400,000.00 165,350.00 16,361.04 40,647.39 2,000,000.00 90,000.00 450,000.00 47,185.39
Total Other Assets	34,823,126.07

TOTAL ASSETS	40,596,768.20

LIABILITIES
Postpetition Liabilities:
Accounts Payable	0.00
Taxes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Total Postpetition Liabilities	0.00

Prepetition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	101,853,062.57
Total Prepetition Liabilities	101,853,062.57
TOTAL LIABILITIES	101,853,062.57

EQUITY:
Prepetition Owners' Equity	Unknown
Postpetition Profit/(Loss)	Unknown
Direct Charges to Equity	Unknown
TOTAL EQUITY	Unknown
TOTAL LIABILITIES & EQUITY		Unknown

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?
    X    No.
   ___  Yes. Explain_______________________________________________________________________________________
    _____________________________________________________________________________________________________

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?
      X      No.
    ____   Yes. Amount, to whom, and for what period?  ___________________________________________________________
    _____________________________________________________________________________________________________

3.        State what progress was made during the reporting period toward filing a plan of reorganization:
The Debtor filed for chapter 11 protection on December 18, 2009 just after the Federal Deposit Insurance Corporation ("FDIC") seized its subsidiary, Imperial Capital Bank.   The Debtor and its Board of Directors are presently analyzing various restrucutring options to determine the best return for the Debtor's unsecured creditors.  Given that the Debtor is a public company with substantial net operating losses, the Debtor may be able to implement a business restructuring, rather than a chapter 11 liquidation.  The Debtor believes that it will have a more definitive idea of its chapter 11 exit plan within sixty to ninety days.

4.        Describe potential future developments which may have a significant impact on the case.
As stated above, the Debtor and its Board of Directors are analyzing various restructuring options.  The result of such analysis will dictate the future of the Debtor's chapter 11 case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE

6.        Did you receive any exempt income this month, which is not set forth in the operating report?
    X    No.
    ___  Yes. Please set forth the amounts and the source of the income.
    _____________________________________________________________________________________________________
    _____________________________________________________________________________________________________
    _____________________________________________________________________________________________________
    I, Joseph W. Kiley, III, Chief Executive Officer, (Name and title), declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: February 20, 2010	/s/ Joseph W. Kiley, III
Principal for debtor-in-possession